                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  March 25, 2004

                          IMPAC CMB TRUST SERIES 2004-1
              (as Company under a Series 2003-11 Indenture, dated as of
            January 24,2004 providing for, inter alia, the issuance of
               Collateralized Asset Backed Bonds, Series 2004-1).

                      IMH ASSETS CORP IMPAC CMB TRUST SERIES 2004-1
                 (Exact name of Registrant as specified in its Charter)

                                       California
                    (State or Other Jurisdiction of Incorporation)

               333-109503-03                          33-0705301
          (Commission File Number)        (I.R.S. Employer Identification No.)

          1401 DOVE STREET
          NEWPORT BEACH, CALIFORNIA                    92660
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (949) 475-3600

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     March 25, 2004..

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in its individual capacity, but solely as
                                  a duly authorized agent of the Registrant
                                  pursuant to the Indenture, dated as of
                                  January 29,2004.

          Date:  Apr 01, 2004               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of March 25, 2004.

	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates

	March 25, 2004 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				4
			4.	Credit Enhancement Report				7
			5.	Collateral Report				8
			6.	Delinquency Report				11
			7.	REO Report				12
			8.	Prepayment Report				13
			9.	Prepayment Detail Report				16
			10.	Realized Loss Report				17
			11.	Realized Loss Detail Report				20
			12.	Triggers, Adj. Rate Cert. and Miscellaneous Report				21

				Total Number of Pages				21

			CONTACTS

				Administrator: Alan Sueda
				Direct Phone Number: (714)247-6315
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: https://www.corporatetrust.db.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:		IMPAC Mortgage Holdings Inc.					Cut-Off Date: January 1, 2004
	Certificate Insurer(s):							Closing Date: January 29, 2004
								First Payment Date: February 25, 2004
	Servicer(s):		Impac Funding Corp. Master Servicer
			Countrywide Home Loans Serv Sub-Servicer
			Wells Fargo Sub-Servicer
								Distribution Date: March 25, 2004
	Underwriter(s):		Countrywide Securities Lead Underwriter					Record Date: March 24, 2004
			Merrill Lynch & Co. Co-Lead Underwriter					February 27, 2004

						Page 1 of 21					© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Certificate Payment Report for March 25, 2004 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	STEP, FLT,	869,000,000.00			865,976,682.37	990,581.10	9,942,647.01	10,933,228.11	-	-	856,034,035.36
A-2	STEP, FLT,	21,000,000.00			20,926,939.39	25,961.03	240,271.10	266,232.13	-	-	20,686,668.29
M-1	MEZ, STEP,	48,500,000.00			48,331,264.78	63,850.97	554,911.83	618,762.80	-	-	47,776,352.95
M-2	MEZ, STEP,	23,500,000.00			23,418,241.70	34,145.10	268,874.80	303,019.90	-	-	23,149,366.90
M-3	MEZ, STEP,	21,500,000.00			21,425,199.85	36,071.70	245,991.84	282,063.54	-	-	21,179,208.01
M-4	MEZ, STEP,	16,500,000.00			16,442,595.23	30,332.02	188,784.44	219,116.46	-	-	16,253,810.79
Cert	R	-			-	3,197,363.73	-	3,197,363.73	-	-	-

Total		1,000,000,000.00			996,520,923.32	4,378,305.65	11,441,481.02	15,819,786.67	-	-	985,079,442.30

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A-1	02/25/04	03/24/04		A-Act/360	45254NGP6	869,000,000.00	996.520923	1.139909	11.441481	12.581390	985.079442
A-2	02/25/04	03/24/04		A-Act/360	45254NGQ4	21,000,000.00	996.520923	1.236240	11.441481	12.677721	985.079442
M-1	02/25/04	03/24/04		A-Act/360	45254NGR2	48,500,000.00	996.520923	1.316515	11.441481	12.757996	985.079442
M-2	02/25/04	03/24/04		A-Act/360	45254NGS0	23,500,000.00	996.520923	1.452983	11.441481	12.894464	985.079443
M-3	02/25/04	03/24/04		A-Act/360	45254NGT8	21,500,000.00	996.520923	1.677753	11.441481	13.119235	985.079442
M-4	02/25/04	03/24/04		A-Act/360	45254NGU5	16,500,000.00	996.520923	1.838304	11.441481	13.279785	985.079442
Cert	02/25/04	03/24/04		-		-	-	-	-	-	-

							Page 2 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Certificate Payment Report for March 25, 2004 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A-1	869,000,000.00		1,922,583.60		12,196,931.57	769,033.07	12,965,964.64	14,888,548.24	-	-	856,034,035.36
A-2	21,000,000.00		50,373.53		294,747.48	18,584.23	313,331.71	363,705.24	-	-	20,686,668.29
M-1	48,500,000.00		123,869.72		680,726.33	42,920.72	723,647.05	847,516.77	-	-	47,776,352.95
M-2	23,500,000.00		66,222.60		329,836.47	20,796.64	350,633.11	416,855.71	-	-	23,149,366.90
M-3	21,500,000.00		69,934.20		301,765.28	19,026.71	320,791.99	390,726.19	-	-	21,179,208.01
M-4	16,500,000.00		58,794.52		231,587.31	14,601.89	246,189.20	304,983.72	-	-	16,253,810.79
Cert	-		6,484,068.66		-	-	-	6,484,068.66	-	-	-

Total	1,000,000,000.00		8,775,846.83		14,035,594.44	884,963.26	14,920,557.70	23,696,404.53	-	-	985,079,442.30

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A-1	1.42000%	865,976,682.37			990,581.10	-	-	-	990,581.10	990,581.10	-
A-2	1.54000%	20,926,939.39			25,961.03	-	-	-	25,961.03	25,961.03	-
M-1	1.64000%	48,331,264.78			63,850.97	-	-	-	63,850.97	63,850.97	-
M-2	1.81000%	23,418,241.70			34,145.10	-	-	-	34,145.10	34,145.10	-
M-3	2.09000%	21,425,199.85			36,071.70	-	-	-	36,071.70	36,071.70	-
M-4	2.29000%	16,442,595.23			30,332.02	-	-	-	30,332.02	30,332.02	-
Cert		-			-	-	-	-	3,197,363.73	3,197,363.73	-

Total		996,520,923.32			1,180,941.92	-	-	-	4,378,305.65	4,378,305.65	-

							Page 3 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Collection Account Report for March 25, 2004 Distribution

	Collection Account Report

SUMMARY								TOTAL

	Principal Collections							11,441,481.02
	Principal Withdrawals							0.00
	Principal Other Accounts							0.00
	TOTAL PRINCIPAL							11,441,481.02

	Interest Collections							4,705,467.21
	Interest Withdrawals							0.00
	Interest Other Accounts							0.00
	Interest Fees							(327,161.56)
	Interest Earnings							0.00
	TOTAL INTEREST							4,378,305.65

	TOTAL AVAILABLE FUNDS TO BONDHOLDERS							15,819,786.67

PRINCIPAL - COLLECTIONS								TOTAL

	Scheduled Principal							495,322.83
	Curtailments							84,538.76
	Prepayments in Full							10,861,619.43
	Repurchases/Substitutions							0.00
	Liquidations							0.00
	Insurance Principal							0.00
	Other Additional Principal							0.00
	Delinquent Principal							(114,232.53)
	Realized Losses							0.00
	Substitution Adjustments- Principal							0.00
	Termination Price Amounts- Principal							0.00
	Additional Principal Amts							0.00
	Principal Advanced							114,232.53

	TOTAL PRINCIPAL							11,441,481.02

				Page 4 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Collection Account Report for March 25, 2004 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS								TOTAL

	Scheduled Interest							4,770,804.07
	Repurchases/Substitutions							0.00
	Liquidations							0.00
	Insurance Interest							0.00
	Other Additional Interest							0.00
	Prepayment Interest Shortfalls							(24,653.91)
	Relief Act Interest Shortfalls							0.00
	Delinquent Interest							(953,627.40)
	Interest Realized Losses							0.00
	Compensating Interest							24,653.91
	Substitution Adjustments- Interest							0.00
	Termination Price Amounts- Interest							0.00
	Additional Interest Amts							0.00
	Interest Prepayment Premiums							0.00
	Interest Advanced							888,290.54
	Cap Contract Payment Amt Paid / (Received)							0.00

	TOTAL INTEREST							4,705,467.21

				Page 5 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Collection Account Report for March 25, 2004 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS								TOTAL

	Prev. Unreimbursed PMI Premiums							0.00
	Prev. Unreimbursed Spec Haz Premiums							0.00
	Prev. Unreimbursed Liq. Expenses							0.00
	Prev. Unreimbursed Master/Sub-Servicing Fees							0.00
	Amt Rvcd Not Due Bondholder /Deposits in Error							0.00
	Prev. Unreimb. P&I Advances/Non Recov Advances							0.00
	Prev. Unreimbursed Servicing Advances							0.00
	Clear and Terminate Collection Account							0.00

	TOTAL INTEREST WITHDRAWALS							0.00

INTEREST - OTHER ACCOUNTS								TOTAL

	Net Derivative Contracts Payment Amt - Paid / (Recvd)							0.00

INTEREST - FEES								TOTAL

	Owner Trustee Fee							1,411.74
	Indenture Trustee Fee							2,159.13
	Radian PMI Insurance Premiums							51,265.17
	Current Servicing Fees							272,325.52
	TOTAL INTEREST FEES							327,161.56

				Page 6 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Credit Enhancement Report for March 25, 2004 Distribution

	Credit Enhancement Report

ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INSURANCE								TOTAL
SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES								TOTAL

	Current Period Required Overcollateralization Amt							0.00
	Current Period Overcollateralization Amt							0.00
	Current Period Net Monthly Excess Cashflow							3,197,363.73
	Current Period Overcollateralization Release							0.00

	Available Funds Rate							5.4541%

				Page 7 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Collateral Report for March 25, 2004 Distribution

	Collateral Report

COLLATERAL								TOTAL
	Loan Count:
	Original							3940
	Prior							3,930
	Prefunding							-
	Scheduled Paid Offs							-
	Full Voluntary Prepayments							(44)
	Repurchases							-
	Liquidations							-
	Current							3,886

	Principal Balance:
	Original							1,000,000,049.26
	Prior							996,520,923.32
	Prefunding							-
	Scheduled Principal							(495,322.83)
	Partial and Full Voluntary Prepayments							(10,946,158.19)
	Repurchases							-
	Liquidations							-
	Current							985,079,442.30

PREFUNDING								TOTAL
SPACE INTENTIONALLY LEFT BLANK

Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 8 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Collateral Report for March 25, 2004 Distribution

	Collateral Report

CHARACTERISTICS								TOTAL

	Weighted Average Coupon Original							5.749443%
	Weighted Average Coupon Prior							5.749443%
	Weighted Average Coupon Current							5.744952%
	Weighted Average Months to Maturity Original							358
	Weighted Average Months to Maturity Prior							358
	Weighted Average Months to Maturity Current							357
	Weighted Avg Remaining Amortization Term Original							358
	Weighted Avg Remaining Amortization Term Prior							358
	Weighted Avg Remaining Amortization Term Current							357
	Weighted Average Seasoning Original							2.15
	Weighted Average Seasoning Prior							2.15
	Weighted Average Seasoning Current							3.12

Note: Original information refers to deal issue.

WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 9 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Collateral Report for March 25, 2004 Distribution

	Collateral Report

ARM CHARACTERISTICS								TOTAL

	Weighted Average Margin Original							3.472%
	Weighted Average Margin Prior							3.472%
	Weighted Average Margin Current							3.472%
	Weighted Average Max Rate Original							11.709%
	Weighted Average Max Rate Prior							11.709%
	Weighted Average Max Rate Current							11.707%
	Weighted Average Min Rate Original							3.646%
	Weighted Average Min Rate Prior							3.646%
	Weighted Average Min Rate Current							3.646%
	Weighted Average Cap Up Original							1.066%
	Weighted Average Cap Up Prior							1.066%
	Weighted Average Cap Up Current							1.066%
	Weighted Average Cap Down Original							1.066%
	Weighted Average Cap Down Prior							1.066%
	Weighted Average Cap Down Current							1.066%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES								TOTAL

	Current Servicing Fees							272,325.52
	Delinquent Servicing Fees							65,336.87
	TOTAL SERVICING FEES							337,662.39

	Total Servicing Fees							337,662.39
	Compensating Interest							24,653.91
	Delinquent Servicing Fees							(65,336.87)
	COLLECTED SERVICING FEES							296,979.43

	Current PPIS							24,653.91
	Current Net PPIS							0.00

	Total Advanced Principal For Current Payment Date							114,232.53
	Total Advanced Interest For Current Payment Date							888,290.54
	TOTAL ADVANCES FOR CURRENT PERIOD							1,002,523.07

ADDITIONAL COLLATERAL INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 10 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Delinquency Report for March 25, 2004 Distribution

	Delinquency Report - Total

				<1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT		Balance			1,747,654.83	-	-	1,747,654.83
		% Balance			0.18%	0.00%	0.00%	0.18%
		# Loans			6	-	-	6
		% # Loans			0.15%	0.00%	0.00%	0.15%
FORECLOSURE		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY		Balance		591,122.79	-	-	-	591,122.79
		% Balance		0.06%	0.00%	0.00%	0.00%	0.06%
		# Loans		2	-	-	-	2
		% # Loans		0.05%	0.00%	0.00%	0.00%	0.05%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		591,122.79	1,747,654.83	-	-	2,338,777.62
		% Balance		0.06%	0.18%	0.00%	0.00%	0.24%
		# Loans		2	6	-	-	8
		% # Loans		0.05%	0.15%	0.00%	0.00%	0.21%
Note: <1 Payment = 0-30days, 1 Payment = 31-60days, 2 Payments = 61-90days, 3+ Payments = 91+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 11 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	REO Report for March 25, 2004 Distribution

	REO Report - Mortgage Loans that Become REO During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 0				Loan Group 1 = Adjustable; REO Book Value = 000.00
Total Original Principal Balance = 000.00
Total Current Balance = 000.00
REO Book Value = 000.00

REO Book Value reported corresponds to total REO loans, including loans that become REO during current distribution.

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

				Page 12 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Prepayment Report for March 25, 2004 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENTS								TOTAL

	Current
	Number of Paid in Full Loans							44
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							44

	Paid in Full Balance							10,861,619.43
	Repurchased Loans Balance							-
	Curtailments Amount							84,538.76
	Total Prepayment Amount							10,946,158.19

	Cumulative
	Number of Paid in Full Loans							54
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							54

	Paid in Full Balance							13,896,163.52
	Repurchased Loans Balance							-
	Curtailments Amount							139,480.18
	Total Prepayment Amount							14,035,643.70

	Current Prin Balance of Repurchases Per Sec 3.18							0.00
	Cumulative Prin Balance of Repurchases Per Sec 3.18							0.00

Total Prepayments by Groups (in thousands of dollars)					Total Prepayments (in thousands of dollars)

				Page 13 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Prepayment Report for March 25, 2004 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENT RATES								TOTAL

	SMM							1.10%
	3 Months Avg SMM
	12 Months Avg SMM
	Avg SMM Since Cut-off							0.70%

	CPR							12.42%
	3 Months Avg CPR
	12 Months Avg CPR
	Avg CPR Since Cut-off							8.14%

	PSA							1987.37%
	3 Months Avg PSA Approximation
	12 Months Avg PSA Approximation
	Avg PSA Since Cut-off Approximation							1543.47%

CPR by Groups					Total CPR

PSA by Groups					Total PSA

				Page 14 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Prepayment Report for March 25, 2004 Distribution

	Prepayment Report - Voluntary Prepayments

CPR Avg since Cut-Off by Groups					Total CPR Avg since Cut-Off

PSA Avg since Cut-Off by Groups					Total PSA Avg since Cut-Off

PREPAYMENT CALCULATION METHODOLOGY
Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): [(1-SMMn) * (1-SMMn+1) *.......*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+.......+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

				Page 15 of 21				© COPYRIGHT 2004 Deutsche Bank

	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Prepayment Detail Report for March 25, 2004 Distribution

	Prepayment Detail Report - Loans Prepaid in Full During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 44						Loan Group 1 = Adjustable
Total Original Principal Balance = 10,893,888.00
Total Prepayment Amount = 10,861,619.43

Loan Number			Original			Current	State &	Type Prepayment
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Origination
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date

1103049530 1			112,500.00	112,010.18	Feb-23-04	6.750%	DC - 90.00%	Paid Off - 360	Dec-31-03
1103054776 1			205,250.00	203,832.01	Feb-09-04	6.125%	CA - 89.98%	Paid Off - 360	Dec-31-03
1103064994 1			180,550.00	180,550.00	Feb-06-04	6.875%	NV - 89.98%	Paid Off - 360	Jan-12-04
1103066243 1			242,900.00	241,558.41	Feb-16-04	5.500%	CA - 89.96%	Paid Off - 360	Dec-31-03
1103074098 1			265,860.00	264,958.88	Feb-23-04	6.875%	FL - 90.00%	Paid Off - 360	Dec-17-03
1103082971 1			178,500.00	177,783.85	Feb-11-04	6.000%	CA - 94.44%	Paid Off - 360	Dec-31-03
1103084378 1			112,065.00	111,787.26	Feb-10-04	6.990%	IN - 79.61%	Paid Off - 360	Dec-23-03
1103084749 1			380,000.00	378,775.56	Feb-24-04	5.625%	CA - 77.24%	Paid Off - 360	Jan-02-04
1103086938 1			97,600.00	97,217.64	Feb-25-04	6.125%	FL - 80.00%	Paid Off - 360	Dec-17-03
1103089891 1			527,000.00	527,000.00	Feb-20-04	6.125%	CA - 79.61%	Paid Off - 360	Jan-12-04
1103096087 1			298,750.00	298,750.00	Feb-03-04	8.375%	CA - 89.99%	Paid Off - 360	Dec-17-03
1103096798 1			476,000.00	476,000.00	Feb-26-04	4.250%	FL - 70.00%	Paid Off - 360	Dec-30-03
1103096999 1			375,000.00	375,000.00	Feb-20-04	5.875%	CA - 68.81%	Paid Off - 360	Dec-16-03
1103097908 1			386,700.00	386,700.00	Feb-12-04	3.125%	FL - 70.00%	Paid Off - 360	Dec-24-03
1103099376 1			94,517.00	94,365.39	Feb-09-04	7.125%	NV - 90.00%	Paid Off - 360	Jan-13-04
1103100093 1			55,250.00	55,042.40	Feb-12-04	7.500%	FL - 85.00%	Paid Off - 360	Jan-07-04
1103100424 1			125,600.00	125,249.15	Feb-19-04	6.375%	IL - 80.00%	Paid Off - 360	Jan-16-04
1103100574 1			177,800.00	176,976.25	Feb-02-04	3.625%	CA - 87.42%	Paid Off - 360	Dec-22-03
1103102175 1			245,000.00	244,510.98	Feb-19-04	6.000%	CA - 70.00%	Paid Off - 360	Dec-16-03
1103102228 1			245,000.00	244,462.45	Feb-20-04	5.500%	CA - 70.00%	Paid Off - 360	Dec-16-03
1103102372 1			151,700.00	150,330.46	Feb-25-04	8.625%	OH - 94.99%	Paid Off - 360	Nov-19-03
1103104969 1			380,000.00	380,000.00	Feb-27-04	6.500%	CA - 80.00%	Paid Off - 360	Nov-18-03
1103105179 1			333,000.00	332,269.35	Feb-19-04	5.500%	CA - 90.00%	Paid Off - 360	Jan-15-04
1103106343 1			175,500.00	175,500.00	Feb-05-04	7.875%	NV - 90.00%	Paid Off - 360	Jan-09-04
1103106544 1			165,000.00	165,000.00	Feb-04-04	6.250%	FL - 89.19%	Paid Off - 360	Jan-09-04
1103107296 1			182,700.00	182,384.51	Feb-27-04	6.750%	FL - 90.00%	Paid Off - 360	Dec-31-03
1103107780 1			111,246.00	110,996.76	Feb-16-04	7.500%	SC - 90.00%	Paid Off - 360	Dec-18-03
1103109810 1			150,000.00	150,000.00	Feb-27-04	6.500%	CA - 75.00%	Paid Off - 360	Dec-09-03
1103109812 1			400,000.00	400,000.00	Feb-24-04	6.000%	MA - 93.03%	Paid Off - 360	Dec-09-03
1103110281 1			300,000.00	300,000.00	Feb-13-04	6.375%	CA - 80.00%	Paid Off - 360	Dec-17-03
1103111465 1			168,000.00	168,000.00	Feb-27-04	5.125%	CA - 67.20%	Paid Off - 360	Dec-31-03
1103111728 1			332,500.00	332,085.22	Feb-26-04	8.375%	NJ - 95.00%	Paid Off - 360	Dec-31-03
1103112648 1			168,000.00	167,816.11	Feb-02-04	5.500%	IL - 80.00%	Paid Off - 360	Jan-14-04
1103114096 1			225,450.00	224,864.41	Feb-18-04	6.750%	AZ - 90.00%	Paid Off - 360	Dec-19-03
1103114143 1			404,000.00	403,201.81	Feb-09-04	8.125%	NY - 80.00%	Paid Off - 360	Jan-08-04
1103114200 1			124,600.00	124,371.94	Feb-03-04	8.500%	FL - 89.97%	Paid Off - 360	Jan-13-04
1103115013 1			428,000.00	428,000.00	Feb-17-04	5.375%	CA - 74.44%	Paid Off - 360	Jan-08-04
1103117564 1			104,500.00	104,359.30	Mar-01-04	8.000%	CA - 95.00%	Paid Off - 360	Dec-18-03
1103122956 1			162,000.00	161,676.65	Feb-17-04	6.000%	IL - 77.15%	Paid Off - 360	Jan-16-04
2503039312 1			306,550.00	306,550.00	Feb-23-04	5.500%	CA - 79.99%	Paid Off - 360	Dec-23-03
2503043352 1			159,600.00	159,600.00	Feb-09-04	5.125%	NV - 80.00%	Paid Off - 360	Jan-05-04
2503044493 1			499,000.00	499,000.00	Feb-19-04	5.625%	CA - 76.77%	Paid Off - 360	Dec-31-03
2503045178 1			200,700.00	200,700.00	Feb-27-04	7.250%	CA - 90.00%	Paid Off - 360	Jan-06-04
3900006456 1			480,000.00	462,382.50	Feb-20-04	5.500%	CA - 80.00%	Paid Off - 360	Jul-07-00

					Page 16 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Realized Loss Report for March 25, 2004 Distribution

	Realized Loss Report - Collateral

COLLATERAL REALIZED LOSSES								TOTAL

	Current
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Cumulative
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Note: Collateral Realized Loss Amount may include adjustments to loans liquidated in prior periods.

	Cumulative Loss Percentage For Related Payment Date							0.0000%

							3 Months Moving Average

Collateral Loss Severity Approximation by Groups					Collateral Loss Severity Approximation

				Page 17 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Realized Loss Report for March 25, 2004 Distribution

	Realized Loss Report - Collateral

DEFAULT SPEEDS								TOTAL

	MDR							0.00%
	3 Months Avg MDR
	12 Months Avg MDR
	Avg MDR Since Cut-off							0.00%

	CDR							0.00%
	3 Months Avg CDR
	12 Months Avg CDR
	Avg CDR Since Cut-off							0.00%

	SDA							0.00%
	3 Months Avg SDA Approximation
	12 Months Avg SDA Approximation
	Avg SDA Since Cut-off Approximation							0.00%

	Loss Severity Approximation for Current Period
	3 Months Avg Loss Severity Approximation
	12 Months Avg Loss Severity Approximation
	Avg Loss Severity Approximation Since Cut-off

CDR by Groups					Total CDR

SDA by Groups					Total SDA

				Page 18 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Realized Loss Report for March 25, 2004 Distribution

	Realized Loss Report - Collateral

CDR Avg since Cut-Off by Groups					Total CDR Avg since Cut-Off

SDA Avg since Cut-Off by Groups					Total SDA Avg since Cut-Off

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY
Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn) * (1-MDRn+1) *.......*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +.......+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

				Page 19 of 21				© COPYRIGHT 2004 Deutsche Bank

	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Realized Loss Detail Report for March 25, 2004 Distribution

	Realized Loss Detail Report - Loans Liquidated During Current Distribution

SUMMARY							LOAN GROUP
Total Loan Count Current Losses = 0
Total Loan Count Revisions = 0						Loan Group 1 = Adjustable
Total Prior Principal Balance = 0.00
Total Current Realized Loss Amount = 0.00
Total Revisions Amount = 0.00
Total Realized Loss Amount = 0.00
Total Net Liquidation Proceeds = 0.00
Note: Total Realized Loss Amount may include adjustments to loans liquidated in prior periods.

Loan Number			Current	State &		Prior	Realized		Cumulative
&		Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group		Status	Rate	Origination	Term	Balance	Revisions	Loss/(Gain)	Loss/(Gain)
SPACE INTENTIONALLY LEFT BLANK

					Page 20 of 21				© COPYRIGHT 2004 Deutsche Bank
	Impac CMB Trust 2004-1
	Mortgage Pass-Through Certificates
	Series 2004-1
	Triggers, Adj. Rate Cert. and Miscellaneous Report for March 25, 2004 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADJUSTABLE RATE CERTIFICATE INFORMATION								TOTAL

	Current Periods LIBOR Rate							1.0900%

ADDITIONAL INFORMATION								TOTAL

	Current Periods Net Mortgage Rate							5.2723%

				Page 21 of 21				© COPYRIGHT 2004 Deutsche Bank